UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37977	98-1341933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Earlsfort Terrace Dublin 2, Ireland, D02 T380	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 920 1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares* Ordinary Shares, nominal value $0.01 per share**	AVDL N/A	The Nasdaq Global Market

*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) Ordinary Share.

** Not for trading, but only in connection with the listing of American Depositary Shares on The Nasdaq Global Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 29, 2023, Avadel Pharmaceuticals plc (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, as representative of the several underwriters (the “Underwriters”), relating to the registered public offering (the “Offering”) of an aggregate of (i) up to 12,205,883 ordinary shares, nominal value $0.01 per share of the Company (“Ordinary Shares”) in the form of American Depositary Shares (“ADSs”) (including up to 2,205,882 Ordinary Shares represented by ADSs that may be sold by the Company upon exercise of an option to purchase additional shares granted to the underwriters) and (ii) an aggregate of 4,705,882 Series B Non-Voting Convertible Preferred Shares (the “Preferred Shares”).

Each Preferred Share is convertible into one Ordinary Share, except that a holder will be prohibited from converting Preferred Shares into Ordinary Shares if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than 9.99% of the total number of Ordinary Shares then issued and outstanding. The Preferred Shares are being offered to certain investors whose purchase of Ordinary Shares in the Offering would otherwise result in such investor, together with its affiliates, beneficially owning Ordinary Shares with a value in excess of 9.99% of the total number of Ordinary Shares then issued and outstanding. The Company does not intend to list the Preferred Shares on the Nasdaq Global Market, any other national securities exchange or any other nationally recognized trading system. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Preferred Shares are set forth in the Certificate of Designation of Series B Non-Voting Convertible Preferred Shares (the “Certificate of Designation”).

The net proceeds to the Company are expected to be approximately $117.0 million, after deducting underwriting discounts and commissions and estimated offering expenses. The Company has granted the Underwriters an option for 30 days to purchase up to 2,205,882 additional ADSs. If the Underwriters exercise the option in full, the Company expects to receive approximately $134.6 million of net proceeds, after deducting underwriting discounts and commissions and estimated offering expenses. The closing of the Offering is expected to take place on or about April 3, 2023, subject to the satisfaction of customary closing conditions.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-267198), filed with the Securities and Exchange Commission (“SEC”) on August 31, 2022, which became effective on September 12, 2022 (the “Registration Statement”).

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Arthur Cox relating to the validity of the issuance and sale of the ADSs pursuant to the Underwriting Agreement is also filed herewith as Exhibit 5.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors approved the Certificate of Designation on March 28, 2023. The description of the Certificate of Designation set forth above under Item 1.01 above is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 29, 2023, by and between the Company and Jefferies LLC.
3.1	Certificate of Designation of Series B Non-Voting Convertible Preferred Shares of Avadel Pharmaceuticals plc, dated March 29, 2023.
5.1	Opinion of Arthur Cox.
23.1	Consent of Arthur Cox (contained in Exhibit 5.1 above).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to our future expectations, beliefs, plans, strategies, objectives, results, conditions, financial performance, prospects, or other events. Such forward-looking statements include, but are not limited to, those regarding the anticipated closing of the Offering, the anticipated net proceeds from the Offering and Avadel’s expectation with respect to granting a 30-day option to purchase additional ADSs. In some cases, forward-looking statements can be identified by the use of words such as “will,” “may,” “believe,” “expect,” “look forward,” “on track,” “guidance,” “anticipate,” “estimate,” “project” and similar expressions, and the negatives thereof (if applicable).

Our forward-looking statements are based on estimates and assumptions that are made within the bounds of our knowledge of our business and operations and that we consider reasonable. However, our business and operations are subject to significant risks, and, as a result, there can be no assurance that actual results of our research, development and commercialization activities and the results of our business and operations will not differ materially from the results contemplated in such forward-looking statements. Factors that could cause actual results to differ from expectations in our forward-looking statements include the risks and uncertainties described in the “Risk Factors” section of Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022, which we filed with the Securities and Exchange Commission on March 29, 2023, the preliminary prospectus supplement related to this Offering and subsequent filings.

Forward-looking statements speak only as of the date they are made and are not guarantees of future performance. Accordingly, you should not place undue reliance on forward-looking statements. We do not undertake any obligation to publicly update or revise our forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2023	AVADEL PHARMACEUTICALS PLC

	By:	/s/ Jerad G. Seurer
		Name:	Jerad G. Seurer
		Title:	General Counsel & Corporate Secretary